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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 1, 2006
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                 Prudential Bancorp, Inc. of Pennsylvania
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           (Exact name of registrant as specified in its charter)



Pennsylvania                       000-51214                       68-0593604
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                          19145
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code (215) 755-1500
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                                 Not Applicable
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       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On January 1, 2006, Prudential Savings Bank (the "Bank"), the wholly owned subsidiary of Prudential Bancorp, Inc. of Pennsylvania (the "Company") entered into Endorsement Split Dollar Insurance Agreements with Thomas Vento, President and Chief Executive Officer, Joseph Corrato, Executive Vice President and Chief Financial Officer, David Krauter, Vice President and Chief Lending Officer and Lucy Cohen, Vice President and Secretary (the "Agreements"). Ms. Cohen retired as of September 30, 2006. The Agreements provide that the Bank shall receive the full cash surrender value while the officer's beneficiary will receive two times, one times in the case of Mr. Vento, the officer's salary at the date of death from the proceeds in excess of the cash surrender value. The Agreements may be terminated at any time by the Bank or the officer and the Bank will collect the cash surrender value at the date of termination.

         For additional information, reference is made to the Form of Agreement, dated January 1, 2006, which is included as Exhibit 10.1 hereto and is incorporated herein by reference thereto.

         On November 9, 2006, the Compensation Committee of the Board of Directors of the Bank approved a bonus pool for all employees, including executive officers, of $250,000. Each individual's bonus was calculated using a service factor derived from their years of service, other than Messrs. Vento and Corrato whose service factor is fixed, times their base salary as a percentage of the aggregate bonus pool. For fiscal 2006, Messrs. Vento and Corrato were awarded bonuses of $35,801 and $21,410, respectively, which represented 14.3% and 8.6%, respectively, of the bonus pool.

         For additional information, reference is made to the description of the Bank's bonus program which is included as Exhibit 10.2 hereto and is incorporated herein by reference thereto.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (a)      Not applicable.

     (b)      Not applicable.

     (c)      Not applicable.

     (d)      The following exhibit is included with this Report:

          EXHIBIT NO.      DESCRIPTION
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               10.1        Form of Endorsement Split Dollar Insurance Agreement,
                           dated January 1, 2006, by and between, Thomas Vento,
                           Joseph Corrato, David Krauter and Lucy Cohen
               10.2        Prudential Savings Bank 2006 Bonus Program


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA



                           By:    /s/ Joseph R. Corrato
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                           Name:  Joseph R. Corrato
                           Title: Executive Vice President and Chief
                                  Financial Officer

Date: December 21, 2006

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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
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    10.1         Form of Endorsement Split Dollar Insurance Agreement,
                 dated January 1, 2006, by and between, Thomas Vento,
                 Joseph Corrato, David Krauter and Lucy Cohen
    10.2         Prudential Savings Bank 2006 Bonus Program